UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The New America High Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE NEW AMERICA HIGH INCOME FUND, INC.
33 Broad Street
Boston, Massachusetts 02109

February 27, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the "Annual Meeting") of The New America High Income Fund, Inc., a Maryland corporation, to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, April 18, 2013 at 10:00 a.m. local time.

We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope or vote your shares via the Internet or by touch-tone telephone. Please act promptly to assure that your shares are represented at the Annual Meeting.

Sincerely,

Robert F. Birch
President

IMPORTANT

Please give all of this information your careful attention. It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you are requested to promptly complete, sign and return the enclosed proxy card as soon as possible. Certain stockholders may also vote their shares via the Internet or by telephone as discussed in the proxy statement. Returning a signed proxy card or authorizing a proxy by telephone or over the Internet to vote your shares will not prevent you from voting your shares in person if you subsequently choose to attend the Annual Meeting, but your presence (without further action) at the Annual Meeting will not in itself constitute a revocation of a previously delivered proxy.

THE NEW AMERICA HIGH INCOME FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, April 18, 2013

To the stockholders of The New America High Income Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, on Thursday, April 18, 2013 at 10:00 a.m. local time, for the following purposes:

1.  To elect four Directors of the Fund, nominated by the Board of Directors, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

2.  To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The matters referred to above may be acted upon at the Annual Meeting or any adjournment thereof.

The close of business on Tuesday, February 12, 2013, was the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN STOCKHOLDERS MAY ALSO SUBMIT THEIR PROXIES OVER THE INTERNET OR BY TELEPHONE.

The proxy statement and the Fund's Annual Report to stockholders for the year ended December 31, 2012 are available for viewing, printing and downloading from The New America High Income Fund, Inc. home page at www.newamerica–hyb.com. The direct address for viewing, printing and downloading the proxy statement is www.newamerica–hyb.com/proxystatement.pdf. The direct address for the Annual Report is www.newamerica–hyb.com/2012annualreport.pdf.

By Order of the Board of Directors

Ellen E. Terry
Secretary

February 27, 2013
Boston, Massachusetts

THE NEW AMERICA HIGH INCOME FUND, INC.
33 Broad Street
Boston, Massachusetts 02109
(617) 263-6400

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
April 18, 2013

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to Be Held on April 18, 2013:

This proxy statement and the Fund's Annual Report to stockholders for the period ended December 31, 2012 are available for viewing, printing and downloading from The New America High Income Fund, Inc. home page at www.newamerica–hyb.com. The direct address for viewing, printing and downloading the proxy statement is www.newamerica–hyb.com/proxystatement.pdf. The direct address for the Annual Report is www.newamerica–hyb.com/2012annualreport.pdf.

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's 2013 annual meeting of stockholders (the "Annual Meeting") to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, April 18, 2013 at 10:00 a.m. local time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated February 27, 2013. This proxy statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about February 27, 2013.

The Board of Directors fixed the close of business on Tuesday, February 12, 2013, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the record date, 23,368,918 shares of the Fund's common stock, par value $.01 per share (the "Common Stock"), were issued and outstanding. Each outstanding share of the Common Stock is entitled to one vote on each matter submitted to stockholders at the Annual Meeting as described below.

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid identification. Please note that stockholders who hold their shares in "street name" (that is, through a broker, bank, or other nominee) will need to bring a copy of a brokerage statement reflecting the stockholder's stock ownership as of the record date.

If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting (either by returning the paper proxy card or, for certain holders of the Common Stock, by submitting a proxy electronically by telephone or over the Internet), the shares represented thereby will be voted in accordance with the instructions indicated thereon by the stockholder. Executed proxies that are unmarked will be voted for the election of the applicable nominees named herein as Directors of the Fund. All executed proxies will be voted in the discretion of the persons named as proxies in connection with all other matters which may properly come before the Annual Meeting or any adjournments or postponements thereof. Any proxy will be governed by and construed in accordance with Maryland law and applicable federal securities laws.

Stockholders who tender proxies by mail should sign and return the enclosed proxy card. The proxy card should be returned in the enclosed postage-paid envelope. Certain stockholders also have the option of executing and returning their proxies by telephone or over the Internet. The form of proxy these stockholders receive along with the proxy statement includes an attachment that has instructions both for calling a toll-free number for automated touch-tone voting and for finding a website address that will permit voting over the Internet. Prior to using either of these methods of voting, stockholders should read the proxy statement and have it and the form of proxy ready at hand.

A stockholder voting by telephone or over the Internet represents that the stockholder is authorized to vote the shares of the Common Stock being voted, for example, when a stockholder is acting on behalf of all registered owners of an account or in the capacity of trustee of a trust or officer of an organization that holds Fund shares. In addition, by using the telephone or the Internet to submit voting instructions, the stockholder expressly authorizes American Stock Transfer & Trust Company ("AST"), which is assisting the Fund in gathering and tabulating votes for the Annual Meeting, and its agents, to execute a proxy to vote the stockholder's shares at the Annual Meeting as the stockholder has indicated. The Fund believes that the procedures governing the execution of proxies by telephone or over the Internet are reasonably designed to ensure that the identities of the stockholders executing proxies are accurately determined and that the voting instructions of those stockholders are accurately recorded.

The presence, in person or by proxy, of stockholders of the Fund entitled to cast a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum for the transaction of business. Abstentions and broker "nonvotes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting for purposes of determining the existence of a quorum but will be disregarded in determining the "votes cast" for the proposal. A stockholder may revoke the stockholder's proxy prior to its use by attending the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy. In addition, certain stockholders that may vote by telephone or over the Internet may also revoke their proxies by executing a subsequently dated proxy using either of these methods of voting. Stockholders who vote by telephone or over the Internet should not subsequently return a proxy card by mail unless they intend the proxy card to revoke their prior instructions given by telephone or over the Internet.

In the event a quorum is not present at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of stockholders. A stockholder vote may be taken on any proposal in this proxy statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

In addition to the solicitation of proxies by mail, Directors and officers of the Fund or other representatives of the Fund may also solicit proxies by telephone, by telegraph or in person. The Fund has also retained a proxy solicitor, AST Fund Solutions ("Fund Solutions"), to assist in the solicitation of proxies. Pursuant to this arrangement, Fund Solutions has agreed to contact banks, brokers and proxy intermediaries to secure votes in favor of the proposal described in this proxy statement. The costs of retaining Fund Solutions, which will be fully borne by the Fund, are not expected to exceed $10,000. The costs of proxy solicitation and expenses incurred in connection with preparing this proxy statement and its enclosures will be paid by the Fund.

Each stockholder entitled to notice of, and to vote, at the Annual Meeting has been sent a copy of the Fund's Annual Report for the period ended December 31, 2012, including financial statements, either with this proxy statement or under separate cover. If you did not receive the Annual Report or would like to request another copy please call the Fund collect at (617) 263-6400.

THE INVESTMENT ADVISER
AND ADMINISTRATIVE SERVICES

T. Rowe Price Associates, Inc., with its principal office at 100 East Pratt Street, Baltimore, Maryland 21202, has served as the investment adviser to the Fund since December 2, 2002. Since February 1992, the Fund has engaged Ellen E. Terry to perform administrative services, and has engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the President of the Fund and Ms. Terry.

PROPOSAL ONE
ELECTION OF DIRECTORS

The stockholders of the Fund are being asked to elect the four nominees listed below as Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. The four nominees named below are presently serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

The Fund's charter provides for the election of the nominees named below by stockholders. A plurality of all the votes cast is sufficient to elect a Director. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares represented at the Annual Meeting in person or by proxy may elect all of the Directors.

The Board of Directors recommends that stockholders vote FOR the election of the four nominees to the Fund's Board of Directors.

The nominees for election to the Board of Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), (the "Independent Directors") are as follows:

Name and Age	Position(s) with the Fund(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)(2)	Other Directorships

Nominees

Joseph L. Bower Date of Birth: 9/21/38	Director since 1988

Professor, Harvard Business School since 1963–as Donald K. David Professor of Business Administration 1986-2007, Baker Foundation Professor since 2007, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager Program, and Chair of The Corporate Leader; Consultant on corporate strategy and organizational development since 1966.

Director of Anika Therapeutics, Inc. since 1992 and Loews Corporation (a conglomerate) since 2002.

  (1)  The Fund is not part of any fund complex.

  (2)  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

Name and Age	Position(s) with the Fund(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)(2)	Other Directorships

Nominees

Bernard J. Korman Date of Birth: 10/13/31	Director since 1987

Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research) (1995-2010); Director of Medical Nutrition USA, INC (develops and distributes nutritional products) (2004-2010); Director of NutraMax Products, Inc. (consumer health care products) (1995-2008); President, Chief Executive Officer and Director of MEDIQ Incorporated (healthcare services) (1977-1995); Trustee of Kramont Realty Trust (a real estate investment trust) (June 2000-April 2005); Director of Pep Boys, Inc. (automotive aftermarket service and retail chain) (1988-2004), Chairman of the Board of Directors (2003-2004).

Director of Omega Healthcare Investors, Inc. (real estate investment trust) since 1993.
Marguerite Piret Date of Birth: 5/10/48	Director since 2004	President and Chief Executive Officer of Newbury, Piret & Company, Inc. (an investment bank) (1981-Present); Member, Board of Governors, Investment Company Institute (1996-2004).	Trustee of Pioneer Funds complex since 1980 (57 funds).

  (1)  The Fund is not part of any fund complex.

  (2)  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

The sole nominee for election to the Board of Directors who is an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act is as follows:

Name and Age	Position(s) with the Fund(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)(2)	Other Directorships

Nominees

Robert F. Birch(3) Date of Birth: 3/12/36	Director and President since 1992

Director of Brookfield/Helios Funds (1998-2011); Director of Brandywine Funds (2001-2008); Chairman of Board and Co-Founder of The China Business Group, Inc. (strategic management consulting firm) (1995-2008); Director and Strategic Planning Consultant at Dewe Rogerson, Ltd. (1992-1998) (public relations firm); Director and Chief Executive Officer of Memtek Corporation (manufacturer of capital equipment to treat liquid toxic waste) (1989-1992); President and Chief Executive Officer of Gardner and Preston Moss, Inc. (investment management firm) (1969-1987); Manager at Arthur Andersen and Company (audit and management consulting) (1960-1968).

  (1)  The Fund is not part of any fund complex.

  (2)  The information reported includes Mr. Birch's principal occupation during the last five years and other information relating to the professional experiences, attributes and skills relevant to Mr. Birch's qualifications to serve as a Director.

  (3)  Mr. Birch is deemed to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act because he is the President of the Fund.

The address of each Director is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. Each Director holds office until the Director's successor is duly elected and qualified, until the Director's death or until the Director's resignation or removal.

Executive Officer

Ellen E. Terry (date of birth 4/09/59), Vice President and Treasurer of the Fund since February 18, 1992, Chief Compliance Officer since 2004 and Secretary since February 2010, is the only executive officer of the Fund not named in the above table of Directors who are interested persons of the Fund. It is currently anticipated that, following the election of Directors at the 2013 annual meeting of stockholders, the Board will elect Ms. Terry to succeed Robert F. Birch as the Fund's President and principal executive officer. Ms. Terry's address is: c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer's resignation or removal.

Regulatory Matters

In December 2012, the U.S. Securities and Exchange Commission (the "Commission") entered into a settlement agreement with the Fund, Mr. Birch and Ms. Terry. Without admitting or denying the Commission's findings, the Fund, Mr. Birch, and Ms. Terry consented to the entry of an order by the Commission finding violations of the Investment Company Act of 1940, as amended (the "1940 Act"), by each of the Fund, Mr. Birch and Ms. Terry with respect to (1) the Fund's repurchase of 600 shares of the Fund's Series C Auction Term Preferred Stock ("ATP") in January 2008 during the auction rate securities market crisis (the "ATP Repurchase"), (2) the dividend rate paid by the Fund to ATP Series A, B and C holders between September 2008 and December 2010 (the "ATP Dividend Rate") and (3) the Fund's disclosures relating to these matters. On November 9, 2012, the Fund redeemed all outstanding shares of ATP in accordance with the ATP's terms.

In its order, the Commission found that: (a) in violation of Section 23(c) of the 1940 Act and Rule 23c-1 thereunder, the ATP Repurchase unfairly discriminated against holders of ATP and was made without adequate notice of the Fund's intention to repurchase the ATP; and (b) in violation of Section 34(b) of the 1940 Act, the Fund's 2008 semi-annual and annual shareholder reports failed to adequately disclose that (i) the purpose of the ATP Repurchase was to prevent an auction failure (rather than to maintain compliance with asset coverage requirements for the ATP) and (ii) the ATP Dividend Rate was lower than the rate prescribed by the terms of the ATP. The order required the Fund, together with Mr. Birch and Ms. Terry, to cease and desist from violations of the foregoing provisions of the 1940 Act. In addition, the order required the Fund to pay disgorgement of $410,594.08 and prejudgment interest of $2,805.49—which payment was deemed satisfied by the supplemental dividend paid to ATP Series A, B, and C holders on December 27, 2010—and Mr. Birch and Ms. Terry each to pay a civil monetary penalty of $10,000. A copy of the SEC order describing the settlement is available on the Commission's website at www.sec.gov/litigation/admin/2012/ic-30313.pdf.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the beneficial ownership of the Fund's Common Stock by the Fund's Directors and officers at December 31, 2012, based on information provided to the Fund by the Directors and officers. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated. The table also presents the stock-based holdings of First Trust Portfolios L.P. ("FTP"), believed by the Fund to be the beneficial owner of more than 5% of the Fund's outstanding Common Stock. FTP's stock ownership is shown as of December 31, 2012 and is based on a filing made on January 9, 2013 under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Beneficially Owned
Directors and Officers:
Joseph L. Bower	7,111		*
Bernard J. Korman	358,245	(1)	1.5%
Marguerite Piret	6,000		*
Robert F. Birch	37,033	(2)	*
Ellen E. Terry	9,639		*
All executive officers and directors as a group	418,028		1.8%
Beneficial Owner:
First Trust Portfolios L.P.(3)	5,056,545		21.6%

  *  Less than 1%

  (1)  Includes 119,409 shares owned by Mr. Korman's spouse.

  (2)  Includes 7,822 shares held by a family limited partnership as to which Mr. Birch has shared voting and investment power.

  (3)  FTP sponsors several unit investment trusts ("UITs") which hold shares of the Fund's Common Stock (none in an amount of 5% or more). First Trust Advisors L.P. ("FTA"), an affiliate of FTP's, acts as portfolio supervisor of the UITs. FTA has shared voting and dispositive power over the securities as does The Charger Corporation ("CC") which serves as the general partner of both FTP and FTA. The trustee of the UITs has the power to vote the shares held by the UITs. The address of FTP, FTA and CC is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

The following table shows the dollar value range of the Fund's common stock owned by each Director as of December 31, 2012.

Director/Nominee	Dollar Range of Equity Securities in the Fund
Joseph L. Bower	$50,001-$100,000
Bernard J. Korman	Over $100,000
Marguerite Piret	$50,001-$100,000
Robert F. Birch	Over $100,000

The Board

The Directors of the Fund are responsible for the oversight and supervision of the affairs of the Fund as is described more fully below. Neither the Fund's charter nor the Charter of the Audit, Nominating and Compensation Committee sets forth specific qualifications to serve as a Director, although the Audit, Nominating and Compensation Committee Charter identifies certain factors that the Committee may take into account when considering Director candidates. Each Director serves until the Director's successor is duly elected and qualified, until the Director's death or until the Director's resignation or removal.

The Directors have varied experiences, attributes and skills that are used in overseeing the Fund's activities, reviewing contractual arrangements with companies that provide services to the Fund, and reviewing the Fund's performance. Among the attributes or skills common to all Directors are their ability to: (i) review critically, evaluate, question, and discuss information provided to them; (ii) interact effectively with the other Directors, the Fund's investment adviser, other service providers, counsel, and the Fund's independent registered public accounting firm; and (iii) exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his or her duties effectively has been attained through the Director's business, consulting, public service, and/or academic positions and through experience from service as a board member of the Fund and/or in other capacities, including, as applicable, for publicly- and privately-held companies, non-profit entities and other organizations as set forth in the tables above providing biographical information for each Director. Each Director's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

Board Leadership Structure

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged the investment adviser to manage the Fund's investment portfolio on a day-to-day basis. The Board is responsible for overseeing the Fund's management and staff, the investment adviser and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of Maryland law and the Fund's charter, articles supplementary and By-laws, the terms of its New York Stock Exchange ("NYSE") listing and other applicable laws and regulations. The four current members of the Board have varied experiences, attributes and skills. The Board ordinarily conducts five regular meetings a year. In addition, the Board may hold special in-person or telephonic meetings, or informal conference calls, as necessary, to address specific matters as they arise between regular meetings. As discussed below, the Board has established one committee that focuses on specific oversight responsibilities.

The Board does not have a formally elected chair. Mr. Birch, the Fund's principal executive officer and a Director, generally chairs Board meetings. The Board does not have a lead independent Director. The Board believes that the current leadership structure of the Board is appropriate principally because (a) Mr. Birch is not an employee of, or otherwise affiliated with, the Fund's investment adviser and (b) given the Board's size and the nature of the Fund's operations, a lead independent director would not enhance the Board's effectiveness. It is anticipated that, following the election of Directors at the 2013 annual meeting of stockholders, the Board will modify its leadership structure by appointing a Lead Director. This change will coincide with the Board's anticipated election of Ellen E. Terry to succeed Robert F. Birch as the Fund's President and principal executive officer. Among other duties, the Lead Director, who need not be an Independent Director, will chair Board meetings and serve as a liaison between the Board and the President during the period between meetings of the Board. The position is designed to preserve certain functions that have been performed by Mr. Birch in his dual capacity as Director and principal executive officer under the current structure. The Board may, in its discretion, modify its leadership structure at any time.

The Fund is subject to a number of risks, including investment, leverage and compliance risks. Day-to-day risk management functions are subsumed within the responsibilities of (i) the Fund's officers and staff (consisting of Mr. Birch, Ms. Terry and Mr. Saidnawey (collectively, "Fund Officers and Staff"), (ii) the Fund's investment adviser and (iii) other Fund service providers (depending on the nature of the risk) who carry out other aspects of the Fund's investment management and business affairs. The Fund's investment adviser and other Fund service providers each have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources, and controls. Risk oversight is an aspect of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. In fact, some aspects of the Fund's design and operation are premised on a degree of risk, e.g., investing in high yield debt and maintaining a leveraged capital structure.

As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, the Fund Officers and Staff (including Ms. Terry in her capacity as the Fund's chief compliance officer (the "CCO")), the Fund's investment adviser and the Fund's independent registered public accounting firm, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board reviews investment policies and risks in connection with its review of the Fund's performance. The CCO reports to the Board regarding compliance matters for the Fund and its principal service providers and oversees the testing of the Fund's compliance program. In addition, as part of the Board's periodic review of the Fund's investment advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change its risk oversight role.

The Board has established a standing Audit, Nominating and Compensation Committee to assist the Board in the oversight and direction of the business and affairs of the Fund. The Committee operates pursuant to a charter approved by the Board, is chaired by an Independent Director and consists of all the Independent Directors. The Committee is discussed in greater detail below.

Meetings

During fiscal year 2012, there were nine meetings of the Board of Directors, with each Board member attending 75% or more of the aggregate of the meetings held by the Board as a whole and of the respective committees on which such Director served.

The Board expects that Directors will ordinarily attend in person all annual and special meetings of the Fund's stockholders other than adjourned meetings and, if unable to attend in person, will participate by other means, if practical. In recognition of this policy, the Board of Directors typically schedules the annual meeting of stockholders to coincide with a regular quarterly Board meeting. Each Director attended the 2012 Annual Meeting of Stockholders held on October 25, 2012.

Audit, Nominating and Compensation Committee

The Board of Directors has established one ongoing committee comprised of all the Independent Directors—the Audit, Nominating and Compensation Committee. The Audit, Nominating and Compensation Committee performs the following functions:

•  oversees the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, inquires into the internal control over financial reporting of certain third-party service providers;

•  oversees the quality and integrity of the Fund's financial statements and the independent audit thereof;

•  oversees, or, as appropriate, assists Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

•  approves prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund's independent auditors and the audit partner in charge of leading the audit;

•  acts as a liaison between the Fund's independent auditors and the full Board;

•  supervises the nomination and election of directors of the Fund;

•  reviews on a periodic basis the governance structures and procedures of the Fund; and

•  reviews and makes recommendations regarding the compensation of directors, officers and employees.

The Audit, Nominating and Compensation Committee acts pursuant to a written Audit, Nominating and Compensation Committee Charter, which is available on the Fund's website at www.newamerica-hyb.com via the Corporate Governance hyperlink. The Audit, Nominating and Compensation Committee is presently comprised of

Mr. Korman, Ms. Piret and Professor Bower, each of whom is "independent" as defined in the applicable NYSE listing standards. The Board has determined that Ms. Piret qualifies as an "audit committee financial expert" under the rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Committee met seven times during 2012, with all Committee members attending 75% or more of the meetings.

Selection and Evaluation of Director Candidates. The Audit, Nominating and Compensation Committee will, when a vacancy on the Board exists or is anticipated, consider any candidate for Director recommended by a stockholder if (a) the recommendation contains sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate's qualifications and (b) the recommendation is submitted in accordance with applicable procedural requirements set forth in the Fund's By-laws.

The Audit, Nominating and Compensation Committee has not established specific, minimum qualifications that must be met by an individual for the Audit, Nominating and Compensation Committee to recommend that individual for nomination as a Director. In seeking candidates to consider for nomination to fill a vacancy on the Board, the Audit, Nominating and Compensation Committee expects to seek referrals from a variety of sources, including current Directors, management of the Fund and counsel to the Fund. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

The Audit, Nominating and Compensation Committee does not have a formal policy to consider diversity when identifying Director candidates. However, when evaluating candidates for a position on the Board, its charter directs the Audit, Nominating and Compensation Committee to consider a variety of factors, including the following factors, as appropriate, which may bear on the overall diversity in the backgrounds, skills and experiences of the Board's members: (i) the candidate's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate's ability to qualify as an Independent Director for purposes of the 1940 Act, the candidate's independence from Fund service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and (viii) such other factors as the Audit, Nominating and Compensation Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions, e.g., whether or not a candidate is an "audit committee financial expert" under the rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. Prior to making a final recommendation to the Board, the Audit, Nominating and Compensation Committee conducts personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by stockholders will be evaluated in the same manner.

Candidates Recommended by Stockholders. A stockholder wishing to submit a nomination for Director at an annual or special meeting of stockholders must provide a timely notice (as required under the Fund's By-Laws) in writing to the Secretary of the Fund, at The New America High Income Fund, Inc., 33 Broad Street, Boston, Massachusetts 02109. To nominate Directors for election at an annual meeting, the stockholder's notice, to be timely, must be received by the Secretary (i) not earlier than the close of business on the 120th day and (ii) not later than the close of business on the 90th day prior to the date of the annual meeting. In the event that, during the prior year the Fund did not hold an annual meeting or the date of the annual meeting changed by more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), the stockholder's notice must be received by the Secretary (i) not earlier than the close of business on the 120th day prior to such annual meeting and (ii) not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. With respect to election of Directors at a special meeting of stockholders, such notice, to be timely, must be received by the Secretary of the Fund (i) not earlier than the close of business on the 120th day and (ii) not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement of the date of such special meeting is first made. The public announcement of a postponement or adjournment of an annual or special meeting does not commence a new time period for the giving of a stockholder's notice.

A stockholder's notice proposing a Director nominee must specify, as to each stockholder giving the notice, certain of the proposing stockholder's associated persons and the proposed Director nominee: certain identifying information and certain information on Fund shares owned and any related short interest or hedging, derivative or other transactions or agreements affecting the owner's voting power with respect to, or exposure to price changes in, Fund shares, as provided in the Fund's By-Laws. In addition, if a proposing stockholder or one of its associated persons is not an individual, the stockholder's notice must provide the entity's investment strategy and a copy of the prospectus or similar document provided to its investors, as required under the Fund's By-Laws. The stockholder notice must also include all other information relating to the Director nominee that would be required to be disclosed in an election contest (whether or not an election contest is involved) or would otherwise be required in a proxy solicitation, and certain information regarding other stockholders supporting the proposed Director nominee, as provided in the Fund's By-Laws. Failure to meet the submission or information requirements for a stockholder proposal of a Director nominee, or failure to provide additional information or verify or update such information, as required by the Fund's By-Laws, may result in a stockholder's nomination being disregarded.

Appointment of Directors. Subject to the requirements of applicable law, the Board may at any time between meetings of the shareholders appoint new Directors to fill vacancies on the Board, including vacancies arising from action by the Board to expand the number of Directors. In no event may the Board fill a vacancy, consistent with the requirements of the 1940 Act, unless immediately thereafter at least two-thirds of the members of the Board will have been elected by shareholders.

Communications with the Board

Stockholders wishing to communicate with the Board may do so by sending a written communication to any Director at the following address: The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109. Any stockholder communication so received will be promptly forwarded to the Director(s) to whom it is addressed.

Independent Public Accountants and Fees

Upon the recommendation of the Audit, Nominating and Compensation Committee, the Board of Directors has selected Tait, Weller & Baker LLP ("Tait Weller") as independent public accountants for the Fund for the year ending December 31, 2013. The services provided by Tait, Weller consist of the examination of the Fund's annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Representatives of Tait, Weller are not expected to be represented at the Annual Meeting, but a representative of Tait, Weller is expected to be available via telephone during the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees. For fiscal 2012, the aggregate fees billed by Tait, Weller for audit of the Fund's financial statements and review of the semi-annual financial statements totaled $47,100. Those fees for fiscal 2011 were $47,000.

Audit-Related Fees. For fiscal 2012, the aggregate fees billed by Tait, Weller for assurance and related services that are reasonably related to the performance of the audit and review of the Fund's financial statements, including annual agreed upon procedures related to requirements of the Fund's articles supplementary totaled $6,200. Those fees for fiscal 2011 were $6,250.

Tax Fees. For fiscal 2012, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund's federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,200. For fiscal 2011, those fees were $7,000.

All Other Fees. Tait Weller did not bill the Fund for any products or services except as noted above, in fiscal 2012 or 2011.

Tait, Weller did not provide any non-audit services to T. Rowe Price Group, Inc. ("Price Group"), the parent company of the Fund's investment adviser, or any of Price Group's subsidiaries in 2012 or 2011.

Report of the Audit, Nominating and Compensation Committee of the Board of Directors

The Fund's Audit, Nominating and Compensation Committee has met and held discussions separately, and jointly with each of management and the Fund's independent public accountants. In addition, the Audit, Nominating and Compensation Committee has reviewed and discussed the Fund's audited financial statements for fiscal 2012 with management and the independent public accountants. The Audit, Nominating and Compensation Committee discussed with the Fund's independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit, Nominating and Compensation Committee has received the written disclosures and the letter from the Fund's independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounts' communications with the Audit, Nominating and Compensation Committee concerning independence and has discussed with the independent accountants the independent accountants' independence. Based on the review and discussions described in this Report, the Audit, Nominating and Compensation Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's 2012 annual report to stockholders required by Section 30(e) of the 1940 Act and Rule 30e-1 thereunder for filing with the SEC.

Joseph L. Bower	Bernard J. Korman	Marguerite Piret

Remuneration of Directors and Officers

During fiscal 2012, the Directors' compensation was based on an annual fee of $35,000. Mr. Birch's compensation for services rendered to the Fund in his capacity as President for the calendar year ended December 31, 2012 was $138,612, comprised of an annual retainer of $125,000 plus an allowance of $13,612 for health insurance. Directors of the Fund received for the fiscal year ended December 31, 2012 aggregate remuneration of $175,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. In 2008, the Fund entered into a severance agreement with Ms. Terry under which the Fund agreed to make her a severance payment in the event of the involuntary termination of her employment with the Fund subject to certain terms and conditions. The amount payable to Ms. Terry under the agreement would be equal to two years' salary, bonus and health insurance allowance based on amounts most recently paid before the termination triggering the payment. In order to receive a severance payment under the agreement, Ms. Terry must be terminated other than for cause. In addition, if Ms. Terry were terminated due to the Fund's liquidation, conversion to open-end status or reorganization into another entity and were offered employment by a successor or related entity on terms at least equivalent to those of her then current employment arrangement with the Fund, including as to location and severance, then Ms. Terry would not be entitled to a severance payment from the Fund.

The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended December 31, 2012. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors or officers.

Name of Director or Officer	Aggregate Compensation from Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund
Robert F. Birch	$173,612	(1)	none	none	$173,612	(1)
Joseph L. Bower	$35,000		none	none	$35,000
Bernard J. Korman	$35,000		none	none	$35,000
Ernest E. Monrad(2)	$35,000		none	none	$35,000
Marguerite Piret	$35,000		none	none	$35,000
Ellen E. Terry	$199,378	(3)	none	none	$199,378	(3)

  (1)  Of this amount, $138,612 was compensation for service as President and $35,000 was compensation for service as a Director.

  (2)  Mr. Monrad ceased to be a Director effective January 2, 2013.

  (3)  This amount reflects Ms. Terry's salary, bonus and health insurance allowance.

Effective January 1, 2013, the Directors' compensation was modified to consist of an annual fee in the amount of $40,000 to be paid quarterly as a retainer. In addition, on February 14, 2013, the Board approved a supplementary payment of $50,000 to each Independent Director who served during the period January 1, 2010 through December 31, 2012. In connection with the anticipated election by the Board of Ms. Terry to succeed Mr. Birch as the Fund's President (as discussed above under "Executive Officer") at its meeting following the Annual Meeting, Ms. Terry's compensation is expected to increase, although the amount of any such increase has yet to be determined. At its meeting following the Annual Meeting, the Board also expects to appoint one of its members as Lead Director (as discussed above under "Board Leadership Structure"). Annual compensation for the Lead Director will be $20,000.

OTHER MATTERS

The Directors do not intend to present any other business at the Annual Meeting nor are they aware of any stockholder's intention to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

The Fund currently plans to hold its 2014 annual meeting of stockholders on Thursday, April 17, 2014 (the "2014 Annual Meeting"). Stockholder proposals intended to be included in the proxy statement and form of proxy to be presented at the 2014 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act must be received at the Fund's principal office, 33 Broad Street, Boston, Massachusetts 02109, no later than October 30, 2013. Such proposals must also comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. A stockholder proposal submitted outside of the process of Rule 14a-8 must meet requirements specified in the Fund's By-Laws. Among other conditions, the By-Laws require that a stockholder proposal, including nomination of a director, must be received in writing by the Secretary of the Fund at the Fund's principal office (i) not earlier than the close of business on the 120th day and (ii) not later than the close of business on the 90th day prior to the date of the annual meeting. In the event that, during the prior year the Fund did not hold an annual meeting or the date of the annual meeting changed by more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), notice of a stockholder's proposal must be received by the Secretary (i) not earlier than the close of business on the 120th day prior to the annual meeting and (ii) not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.

Boston, Massachusetts
February 27, 2013

THE NEW AMERICA HIGH INCOME FUND, INC.
33 Broad Street, Boston, Massachusetts 02109
Annual Meeting of Stockholders
April 18, 2013
Proxy Solicited on Behalf of the Board of Directors

The undersigned holder(s) of shares of Common Stock of The New America High Income Fund, Inc., a Maryland corporation (the “Fund”), hereby constitute(s) and appoint(s) ROBERT F. BIRCH and ELLEN E. TERRY, and each of them, as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund (the “Annual Meeting” or “Meeting”) to be held at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109 on Thursday, April 18, 2013 at 10:00 a.m.  local time, and at any and all adjournments or postponements thereof, and thereat to vote all shares of the Common Stock of the Fund held of record by the undersigned on Tuesday, February 12, 2013, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.   IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS.  IN THEIR DISCRETION,THE PROXIES ARE AUTHORIZED TO VOTE UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ON THE REVERSE SIDE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the reverse side.   Joint owners should each sign personally.   Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.   If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THE NEW AMERICA HIGH INCOME FUND, INC.

Please mark boxes in blue or black ink as in this example ☒

1.                                      Election as Directors of all the nominees below.

GRANTING ☐ WITHHOLDING ☐ authority to vote for the election as Directors of all the nominees listed below.

Joseph L. Bower, Bernard J. Korman, Robert F. Birch and Marguerite Piret

(Instructions:  To withhold authority to vote for any individual nominee, strike a line through the nominee’s name.)

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.   IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE.   THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please be sure to sign and date this Proxy.

Signature	Date

Signature	Date

Mark box at right if an address change or ☐
comment has been noted on the reverse side of this card.

SHARES ON RECORD DATE: